UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 19, 2013

PARKWAY PROPERTIES, INC.
(Exact name of registrant as specified in its charter)

Maryland	1-11533	74-2123597
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Bank of America Center, 390 North Orange Avenue, Suite 2400, Orlando, Florida 32801
(Address of Principal Executive Offices, including zip code)

(407) 650-0593
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry Into a Material Definitive Agreement.

Pursuant to the terms of that certain Agreement and Plan of Merger, dated as of September 4, 2013 (the “Merger Agreement”), by and among Parkway Properties, Inc. (the “Company”), Parkway Properties LP (“Parkway LP”), PKY Masters, LP, a wholly owned subsidiary of Parkway LP (“Merger Sub”), Thomas Properties Group, Inc. (“TPGI”) and Thomas Properties Group, L.P. (“TPG LP”), the Company and the Company’s general partner, Parkway Properties General Partners Inc. (the “General Partner”), entered into Amendment No. 1 (“Amendment No. 1”) to the Second Amended and Restated Agreement of Limited Partnership of Parkway Properties LP (the “Partnership Agreement”) effective as of December 19, 2013.

Among other things, Amendment No. 1 amended the provision of the Partnership Agreement prohibiting the General Partner from merging, consolidating or selling all or substantially all of its assets or reclassifying, recapitalizing or changing its outstanding equity interests (a “Termination Transaction”) unless certain conditions are satisfied, by removing the General Partner from this prohibition and applying the prohibition instead to the Company. Pursuant to the amendment effected by Amendment No. 1, the Company may not engage in a Termination Transaction unless certain specified conditions are satisfied or unless partners representing at least 66 2/3 of the percentage interests consent to the transaction and the limited partners receive or have the right to receive cash, securities or other property in an amount calculated pursuant to the agreement to be generally equivalent to the consideration received by the holders of shares in the Company. Except as amended by the Amendment No. 1, the remaining terms of the Partnership Agreement remain in full force and effect.

In addition, on December 19, 2013, Mr. James A. Thomas and certain of his related parties entered into a tax protection agreement with Parkway LP (the “New Tax Protection Agreement”), that replaced an agreement originally entered into between TPG LP and Mr. Thomas (and certain of his related parties) dated October 13, 2004 (the “Original Tax Protection Agreement”). The New Tax Protection Agreement continued and updated the obligations under the Original Tax Protection Agreement with certain changes, including an undertaking by Parkway LP to offer certain related parties of Mr. Thomas the opportunity to guarantee, in the aggregate, up to $39 million of direct or indirect “qualifying” indebtedness of Parkway LP and agreement as to the method that Parkway LP will adopt in allocating depreciation with respect to certain of the properties acquired from TPGI and TGP LP. The obligations of Parkway LP under the New Tax Protection Agreement expire on October 13, 2016, although, as with the Original Tax Protection Agreement, Parkway LP agrees to offer the Thomas-related parties opportunities to guarantee qualifying indebtedness thereafter to the extent such indebtedness is available. A copy of the Original Tax Protection Agreement has been filed as Exhibit F to Exhibit 10.3 of TPGI’s Quarterly Report on Form 10-Q for the period ended September 30, 2004 filed with the Securities and Exchange Commission on November 22, 2004.
A copy of Amendment No. 1 and the New Tax Protection Agreement is attached to this Current Report on Form 8-K as Exhibit 10.1 and Exhibit 10.2 and incorporated by reference herein. The foregoing description of Amendment No. 1 and the New Tax Protection Agreement is not complete and is qualified in its entirety by reference to Amendment No. 1 and the New Tax Protection Agreement, respectively.

Item 2.01 Completion of Acquisition or Disposition of Assets.
On December 19, 2013, the Company completed the merger transactions contemplated by the Merger Agreement, pursuant to which TPGI merged with and into the Company, with the Company continuing as the surviving corporation (the “Parent Merger”), and TPG LP merged with and into Merger Sub, with TPG LP continuing as the surviving entity and an indirect wholly owned subsidiary of Parkway LP (the “Partnership Merger” and, together with the Parent Merger, the “Mergers”). Pursuant to the terms and subject to the conditions set forth in the Merger Agreement, at the effective time of the Parent Merger, each outstanding share of common stock, par value $0.01 per share, of TPGI (“TPGI Common Stock”) was converted into the right to receive 0.3822 (the “Exchange Ratio”) shares of the Company’s common stock, par value $0.001 per share (“Parkway Common Stock”), with cash paid in lieu of fractional shares, and each share of TPGI limited voting stock, par value $0.01 per share (“TPGI Limited Voting Stock”), was converted into the right to receive a number of shares of newly created Company limited voting stock, par value $0.001 per share (“Parkway Limited Voting Stock”), equal to the Exchange Ratio. Similarly, at the effective time of the Partnership Merger, which occurred immediately prior to the Parent Merger, each outstanding limited partnership interest in TPG LP (“TPG LP Units”), including long term incentive units, was converted into the right to receive a number of limited partnership units in Parkway LP (the “Parkway LP Units”) equal to the Exchange Ratio. The Company issued 18,362,513 shares of Parkway Common Stock as consideration in the Parent Merger and Parkway LP issued 4,537,110 Parkway LP Units in the Partnership Merger. Based on the closing price of the Company’s common stock on December 19, 2013 as reported on the New York Stock Exchange, the aggregate value of the merger consideration paid or payable to former holders of TPGI Common Stock was approximately $331.4 million, and the aggregate value of Parkway LP Units, which are convertible into Parkway’s common stock, issued to former holders of TPG LP Units was approximately $81.9 million.

A copy of the Merger Agreement has been previously filed as Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on September 5, 2013 and is incorporated by reference herein. The foregoing description of the Merger Agreement is not complete and is qualified in its entirety by reference to the full text of the Merger Agreement.

Item 2.03 Creation of Direct Financial Obligations.

In connection with the completion of the Mergers, on December 19, 2013, subsidiaries of the Company assumed three mortgages secured by the CityWestPlace properties.

Two subsidiaries of the Company assumed two nonrecourse mortgage loans secured by CityWestPlace I and II and CityWestPlace III and IV. CityWestPlace is an approximately 1.4 million square foot office complex in Houston, Texas. The mortgage secured by CityWestPlace I and II, with a principal amount of approximately $117.7 million, bears interest at a rate of 6.16% and matures on July 6, 2016. The mortgage requires monthly payments of principal and interest and may not be prepaid prior to 90 days prior to the maturity date except that the mortgage may be defeased pursuant to customary defeasance procedures. The mortgage is nonrecourse to the Company except that Parkway LP has guaranteed to the lender the payment of certain amounts to be paid in connection with the recently executed Statoil Oil Services lease. The mortgage secured by CityWestPlace III and IV, for a principal amount of approximately $93.5 million, bears interest at a rate of 5.03% and matures on March 5, 2020. The mortgage requires monthly payments of principal and interest and may be prepaid with a prepayment fee equal to the greater of 1% of the amount prepaid or a yield maintenance based calculation, provided no prepayment fee is due during the last 60 days prior to maturity. Parkway LP has executed a guaranty of certain customary exceptions to non-recourse liability.

The agreements governing all of the mortgages contain customary rights of the lender to accelerate the loan upon, among other things, a payment default or if certain representations and warranties made by the borrower are untrue.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 19, 2013, effective as of the effective time of the Parent Merger, as approved by resolutions of the Company’s board of directors and pursuant to the terms of the Merger Agreement, the number of directors on the Company’s board of directors was increased to ten and James A. Thomas was appointed to the Company’s Board to serve as Chairman of the board. Mr. Thomas, age 77, served as Chairman of the Board, President and Chief Executive Officer of TPGI, a real estate company that owned, acquired, developed and managed primarily office properties and that merged with the Company in the Parent Merger, from October 2004 to December 2013. Prior to this, Mr. Thomas founded TPGI’s predecessor group of entities and served as their Chairman of the Board and Chief Executive Officer from 1996 to October 2004. From 1983 to 1996, Mr. Thomas served as a co-managing partner of Maguire Thomas Partners, a national full-service real estate operating company which included TPGI’s predecessor group of entities. Mr. Thomas also served as Chief Executive Officer and principal owner of the Sacramento Kings National Basketball Association team and the ARCO Arena from 1992 until 1999. He is a member of the Real Estate Roundtable and the National Association of Real Estate Investment Trusts. Mr. Thomas received his Bachelor of Arts degree in economics and political science with honors from Baldwin Wallace College and graduated magna cum laude with a juris doctorate degree from Cleveland Marshall Law School.
Mr. Thomas has over 50 years of experience in the real estate industry and has extensive knowledge of the industry, as well as extensive business relationships with investors, financial institutions and peer companies.
Mr. Thomas will receive compensation consistent with that received by the Company’s other non-employee directors as disclosed in the Company’s definitive proxy statement, filed with the Securities and Exchange Commission on April 4, 2013, in connection with the Company’s 2013 annual meeting of stockholders.
The Company’s directors prior to the effectiveness of the Parent Merger will continue as directors of the Company.

Item 5.03 Amendments to Articles of Incorporation or Bylaws

On December 18, 2013, the Company filed an amendment to its Articles of Incorporation, as amended (the “Charter”), with the State of Maryland State Department of Assessments and Taxation (the “MSDAT”) to increase the total number of authorized shares of capital stock from 150,000,000 to 250,000,000 (the “Charter Amendment”).  The Charter Amendment became effective upon filing.

In addition, on December 18, 2013, the Company filed Articles Supplementary reclassifying 4,500,000 shares of the Company’s common stock as Parkway Limited Voting Stock, with the MSDAT (the “Articles Supplementary”). The Articles Supplementary became effective upon filing. The terms, rights, obligations and preferences of the Parkway Limited Voting Stock, as contained in the Articles Supplementary, are described below.

Dividend Rights
No dividends or other distributions will be paid with respect to the shares of Parkway Limited Voting Stock and holders of Parkway Limited Voting Stock are not entitled or eligible to receive any dividends or other distributions from the Company with respect to the Parkway Limited Voting Stock.

Voting Rights
Each share of Parkway Limited Voting Stock entitles the holder to one vote on the following matters only, and only in circumstances for which such holders are entitled to vote by the Charter, or as otherwise required by the Maryland General Corporation Law (the “MGCL”): (i) the election of directors; (ii) any amendment, alteration or repeal of any provision of the Charter; (iii) any merger, consolidation, reorganization or other business combination of the Company with or into any other entity; (iv) the sale, lease, exchange, transfer, conveyance or other disposition of all or substantially all the Company’s assets in a single transaction or series of related transactions; or (v) any liquidation, dissolution or winding up of the Company. With respect to any matter on which the holders of Parkway Limited Voting Stock are entitled to vote, the holders of Parkway Limited Voting Stock and the Company’s common stock will vote together as a single class, except as otherwise required by the MGCL.

Redemption Rights
In the event that a holder of shares of Limited Voting Stock transfers (1) any one share of Parkway Limited Voting Stock and one unit of limited partnership interest of Parkway LP (collectively, a “Paired Unit”) to any person other than a permitted transferee (as defined in the Articles Supplementary), (2) any share of Parkway Limited Voting Stock separate and apart from a unit of limited partnership interest of Parkway LP with which the Parkway Limited Voting Stock is paired (the “Paired Partnership Unit”), (3) any Paired Partnership Unit separate and apart from the share of Parkway Limited Voting Stock with which it is paired, then in each case the share of Parkway Limited Voting Stock included in such Paired Unit shall automatically be redeemed by the Company without consideration. In the event that any Paired Partnership Unit is redeemed pursuant to the terms and conditions of the Partnership Agreement, the share of Parkway Limited Voting Stock paired with such Paired Partnership Unit shall automatically be redeemed by the Company without consideration. In addition, to the extent that a share of Parkway Limited Voting Stock is not otherwise paired with a Partnership Unit, such share shall automatically be redeemed by the Company without consideration.

Conversion Rights
Parkway Limited Voting Stock is not convertible into or exchangeable for any other properties or securities of the Company.
A copy of the Charter Amendment and the Articles Supplementary are attached to this Current Report on Form 8-K as Exhibit 3.1 and Exhibit 3.2, respectively, and incorporated by reference herein. The foregoing summary of the Charter Amendment and the Articles Supplementary is qualified in its entirety by reference to the Charter Amendment and the Articles Supplementary.

Item 8.01 Other Events.

On December 19, 2013, immediately following the completion of the Mergers, the joint venture interests acquired by the Company in One Commerce Square and Two Commerce Square, two office towers located in Philadelphia, Pennsylvania totaling approximately 1.9 million rentable square feet, were redeemed by the joint ventures that own the respective properties. The Company received net proceeds of approximately $71.8 million in the redemption transactions, which were funded by Brandywine Operating Partnership, L.P. (“Brandywine”), the partner in each of the joint ventures. In addition, on December 19, 2013, immediately following the completion of the Mergers, the Company also sold the Four Points Centre, two office buildings located in Austin, Texas each containing approximately 194,000 rentable square feet, to Brandywine for a gross sales price of $47.3 million.

On December 20, 2013, the Company issued a press release announcing the closing of the Mergers. The full text of the press release is attached hereto as Exhibit 99.1 and is incorporated herein in its entirety by reference.

Item 9.01. Financial Statements and Exhibits
(a) Financial Statements of Businesses Acquired
The audited consolidated financial statements of Thomas Properties Group, Inc. as of December 31, 2012 and 2011 and for each of the years in the three year period ended December 31, 2012 have been previously filed as Exhibit 99.1 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on October 4, 2013 and incorporated in this Item 9.01(a) by reference.
To the extent required by this item, unaudited consolidated financial statements of Thomas Properties Group, Inc. as of September 30, 2013 and for the three and nine month periods ended September 30, 2013 and 2012 will be filed in an amendment to this current report on Form 8-K no later than 71 calendar days after the date this report is required to be filed.
(b) Pro Forma Financial Information
To the extent required by this item, pro forma financial statements relating to the acquisition of Thomas Properties Group, Inc. will be filed in an amendment to this current report on Form 8-K no later than 71 calendar days after the date this report is required to be filed.

(d) Exhibits

Exhibit Number	Description
Exhibit 2.1
Agreement and Plan of Merger dated as of September 4, 2013 by and among Parkway Properties, Inc., Parkway Properties LP, PKY Masters, LP, Thomas Properties Group, Inc. and Thomas Properties Group, L.P., (incorporated by reference to Exhibit 2.1 of the Registrant’s Current Report on Form 8-K filed with the Securities and Exchange Commission on September 5, 2013)

Exhibit 3.1	Amendment to Parkway Properties, Inc. Articles of Incorporation, as amended, dated December 18, 2013
Exhibit 3.2	Articles Supplementary Reclassifying 4,500,000 Shares of Common Stock into Limited Voting Stock, dated December 18, 2013
Exhibit 10.1
Amendment No. 1 to the Second Amended and Restated Agreement of Limited Partnership of Parkway Properties LP dated December 19, 2013 between the Parkway Properties, Inc. and Parkway Properties General Partners Inc.

Exhibit 10.2
Tax Protection Agreement dated as of December 19, 2013 by and among Thomas Properties Group, L.P., James A. Thomas, individually and as Trustee of the Lumbee Clan Trust, and the other persons listed on the signature pages thereto

Exhibit 10.3
Tax Protection Agreement dated as of October 13, 2004 by and among Thomas Properties Group, L.P., James A. Thomas, individually and as Trustee of the Lumbee Clan Trust, and the persons listed on the signature pages thereto (incorporated by reference to Exhibit F to Thomas Properties Group, Inc.’s Quarterly Report on Form 10-Q for the period ended September 30, 2004 filed with the Securities and Exchange Commission on November 22, 2004)

Exhibit 99.1	Press Release dated December 20, 2013
Exhibit 99.2
Audited consolidated financial statements of Thomas Properties Group, Inc. as of December 31, 2012 and 2011, and for each of the years in the three year period ended December 31, 2012 (incorporated by reference to Exhibit 99.1 to the Registrant’s Current Report on Form 8-K filed with the Securities and Exchange Commission on October 4, 2013)

SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:    December 24, 2013

PARKWAY PROPERTIES, INC.

By: /s/ Jeremy R. Dorsett
Jeremy R. Dorsett
Executive Vice President and
General Counsel

EXHIBIT INDEX

Exhibit Number	Description
Exhibit 2.1
Agreement and Plan of Merger dated as of September 4, 2013 by and among Parkway Properties, Inc., Parkway Properties LP, PKY Masters, LP, Thomas Properties Group, Inc. and Thomas Properties Group, L.P., (incorporated by reference to Exhibit 2.1 of the Registrant’s Current Report on Form 8-K filed with the Securities and Exchange Commission on September 5, 2013)

Exhibit 3.1	Amendment to Parkway Properties, Inc. Articles of Incorporation, as amended, dated December 18, 2013
Exhibit 3.2	Articles Supplementary Reclassifying 4,500,000 Shares of Common Stock into Limited Voting Stock, dated December 18, 2013
Exhibit 10.1
Amendment No. 1 to the Second Amended and Restated Agreement of Limited Partnership of Parkway Properties LP dated December 19, 2013 between the Parkway Properties, Inc. and Parkway Properties General Partners Inc.

Exhibit 10.2
Tax Protection Agreement dated as of December 19, 2013 by and among Thomas Properties Group, L.P., James A. Thomas, individually and as Trustee of the Lumbee Clan Trust, and the other persons listed on the signature pages thereto

Exhibit 10.3
Tax Protection Agreement dated as of October 13, 2004 by and among Thomas Properties Group, L.P., James A. Thomas, individually and as Trustee of the Lumbee Clan Trust, and the persons listed on the signature pages thereto (incorporated by reference to Exhibit F to Thomas Properties Group, Inc.’s Quarterly Report on Form 10-Q for the period ended September 30, 2004 filed with the Securities and Exchange Commission on November 22, 2004)

Exhibit 99.1	Press Release dated December 20, 2013
Exhibit 99.2
Audited consolidated financial statements of Thomas Properties Group, Inc. as of December 31, 2012 and 2011, and for each of the years in the three year period ended December 31, 2012 (incorporated by reference to Exhibit 99.1 to the Registrant’s Current Report on Form 8-K filed with the Securities and Exchange Commission on October 4, 2013)